                                                                               .
                                                                               .
                                                                               .

                                                                    EXHIBIT 4.56

                                  CONTRACT DATA

          Deferred Annuity Contract: RIVERSOURCE(R) INNOVATIONS SELECT

Contract Number:   9920-SAMPLE   Contract Date:              October 1, 2009
Annuitant:         John Doe      Annuitization Start Date:   October 1, 2069
Contract Owner:    John Doe      Age at Issue:               35

Application Signed State/Contract Delivery State:  state

State Insurance Department:   800-ZZZ-ZZZZ

Initial Purchase Payment:     $25,000         Contract Type: Non-Qualified

Scheduled Purchase Payment:

   Annual Amount:             NA

Maximum Purchase Payments Permitted:
   1st Contract Year and Total:
      -   Under age 86:                       $1,000,000
      -   Age 86 or older and under age 91:   $        0
      -   Age 91 or older:                    $        0
   Each Contract Year thereafter:
      -   Under age 86:                       $  100,000
      -   Age 86 or older and under age 91:   $        0
      -   Age 91 or older:                    $        0
Minimum Additional Purchase Payment:          $      100
Minimum Purchase Payment or Transfer Amount
   to any Guarantee Period Account:           $    1,000

Upon issuance of this contract your purchase payments have been scheduled to be paid and applied to the Fixed Account, Guarantee Period Accounts and variable subaccounts investing in funds as shown below. You may change the amount, frequency and allocations as provided in this contract. Refer to the Purchase Payments provision.

                                                       Payment
                                                     Allocation
Allocation                                           Percentage
----------                                           ----------
FIXED ACCOUNT
Regular Fixed Account                                   ___%
6-month Special DCA Fixed Account                       ___%
12-month Special DCA Fixed Account                      ___%
GUARANTEE PERIOD ACCOUNTS (GPA)
1 Year Guarantee Period Account                         ___%
2 Year Guarantee Period Account                         ___%
3 Year Guarantee Period Account                         ___%
4 Year Guarantee Period Account                         ___%
5 Year Guarantee Period Account                         ___%
6 Year Guarantee Period Account                         ___%
7 Year Guarantee Period Account                         ___%
8 Year Guarantee Period Account                         ___%
9 Year Guarantee Period Account                         ___%
10 Year Guarantee Period Account                        ___%

                                                       Payment
                                                     Allocation
Allocation                                           Percentage
----------                                           ----------
AIM V.I.
Capital Appreciation Fund, Series II Shares             ___%
Capital Development Fund, Series II Shares              ___%
Global Health Care Fund, Series II Shares               ___%
International Growth Fund, Series II Shares             ___%
ALLIANCEBERNSTEIN VPS
Global Thematic Growth Portfolio (Class B)              ___%
Growth and Income Portfolio (Class B)                   ___%
International Value Portfolio (Class B)                 ___%
AMERICAN CENTURY VP
Mid Cap Value, Class II                                 ___%
Ultra(R), Class II                                      ___%
Value, Class II                                         ___%

411265-DPIN5                                                          A(10/2009)


                                    Page 3.0

Contract Number: 9920-SAMPLE                      Contract Date: October 1, 2009

                                                       Payment
                                                     Allocation
Allocation                                           Percentage
----------                                           ----------
COLUMBIA
High Yield Fund, Variable Series, Class B               ___%
Marsico Growth Fund, Variable Series, Class A           ___%
Marsico International Opportunities Fund, Variable
   Series, Class B                                      ___%
Small Cap Value Fund, Variable Series, Class B          ___%
CREDIT SUISSE TRUST -
Commodity Return Strategy Portfolio                     ___%
DREYFUS
VIF International Equity Portfolio, Service Shares      ___%
VIF International Value Portfolio, Service Shares       ___%
EATON VANCE VT
Floating-Rate Income Fund                               ___%
FIDELITY(R) VIP
Contrafund(R) Portfolio Service Class 2                 ___%
Investment Grade Bond Portfolio Service Class 2         ___%
Mid Cap Portfolio Service Class 2                       ___%
Overseas Portfolio Service Class 2                      ___%
FRANKLIN TEMPLETON VIP TRUST
Franklin Income Securities Fund - Class 2               ___%
Templeton Global Income Securities Fund - Class 2       ___%
Templeton Growth Securities Fund - Class 2              ___%
GOLDMAN SACHS VIT
Mid Cap Value Fund - Institutional Shares               ___%
Structured U.S. Equity Fund - Institutional Shares      ___%
JANUS ASPEN SERIES
Large Cap Growth Portfolio:  Service Shares             ___%
LEGG MASON PARTNERS VARIABLE
Small Cap Growth Portfolio, Class I                     ___%
MFS(R)
Total Return Series - Service Class                     ___%
Utilities Series - Service Class                        ___%

                                                       Payment
                                                     Allocation
Allocation                                           Percentage
----------                                           ----------
OPPENHEIMER
Capital Appreciation Fund/VA, Service Shares            ___%
Global Securities Fund/VA, Service Shares               ___%
Main Street Small Cap Fund/VA, Service Shares           ___%
Strategic Bond Fund/VA, Service Shares                  ___%
PIMCO VIT
All Asset Portfolio, Advisor Share Class                ___%
RIVERSOURCE VARIABLE SERIES TRUST
   RIVERSOURCE PARTNERS VP
      Fundamental Value Fund                            ___%
      Select Value Fund                                 ___%
      Small Cap Value Fund                              ___%
   RIVERSOURCE VP
      Cash Management Fund                              ___%
      Diversified Bond Fund                             ___%
      Diversified Equity Income Fund                    ___%
      Dynamic Equity Fund                               ___%
      Global Inflation Protected Securities Fund        ___%
      High Yield Bond Fund                              ___%
      Income Opportunities Fund                         ___%
      Mid Cap Value Fund                                ___%
      S&P 500 Index Fund                                ___%
      Short Duration U.S. Government Fund               ___%
   SELIGMAN VP
      Growth Fund                                       ___%
  THREADNEEDLE VP
      Emerging Markets Fund                             ___%
      International Opportunity Fund                    ___%
VAN KAMPEN LIT
Comstock Portfolio Class II Shares                      ___%
VAN KAMPEN UIF
Global Real Estate Portfolio, Class II Shares           ___%
Mid Cap Growth Portfolio, Class II Shares               ___%
WANGER
International                                           ___%
USA                                                     ___%

Asset Allocation Program Investment Selection: Portfolio Navigator Moderate
Model


                                    Page 3.1

Contract Number: 9920-SAMPLE                      Contract Date: October 1, 2009

Fixed Account Minimum Interest Rate: X%

          Any purchase payments and purchase payment credits allocated to the Regular Fixed Account on the Contract Date will earn interest, for the first year, at the annual effective rate of 3.5%. New rates may be declared from time to time.

          Any purchase payments and purchase payment credits allocated to the 6-Month Special DCA fixed account on the Contract Date will earn interest at the annual effective rate of 3.5%. New rates may be declared from time to time.

          Any purchase payments and purchase payment credits allocated to the 12-Month Special DCA fixed account on the Contract Date will earn interest at the annual effective rate of 3.5%. New rates may be declared from time to time.

MVA Risk Factor: 0.001

     See Guarantee Period Accounts endorsement, MVA formula.

CV Waiver Percentage: 10%

     See the definition of "total free amount" in the Surrender Charge provision.

Hospitalization/Nursing Home Waiver Benefit Age: 75

     See Waiver of Surrender Charges upon Hospital or Nursing Home Confinement provision.

TI Waiver Benefit Age: 100

     See Waiver of Surrender Charges upon Terminal Illness Disability Diagnosis provision.

ROPP Benefit Age: 100*

     See Payments to Beneficiaries provision.

     * In the event of a "covered life change," then the ROPP Benefit Age is age 85.

Schedule of Surrender Charges: If you surrender all or a portion of this contract, a surrender charge may apply. A surrender charge applies if all or part of the Contract Value surrendered is from payments received during the five years before surrender.

Number of Completed Years from      Surrender Charge Percentage
 Date of Each Purchase Payment   Applied to Each Purchase Payment
 -----------------------------   --------------------------------
               0                              8.0%
               1                              7.0%
               2                              6.0%
               3                              4.0%
               4                              2.0%
               5+                             0.0%

You may surrender the greater of (1) your prior contract anniversary Contract Value multiplied by the CV Waiver Percentage shown above or (2) contract earnings each contract year without incurring a surrender charge. Refer to the Surrender Provisions.

Annual Mortality and Expense Risk Fee:

Base Fee   +   Optional Death Benefit Rider Fee   =   Total M&E Fee
  1.40%    +                  0%                  =   1.40% of the daily net asset value

Annual Variable Account Administrative Charge: 0.15% of the daily net asset value


                                    Page 3.2

Contract Number: 9920-SAMPLE                      Contract Date: October 1, 2009

Contract Administrative Charge:

     Initial Annual Charge                                                   $40

          We reserve the right to adjust this charge after the first contract anniversary, but the charge will never exceed $50.

     Initial Annual Charge if contract value equals or exceeds $50,000       $ 0

          We reserve the right to charge up to $20 after the first contract anniversary. See Contract Administrative Charge provision.

Regular Fixed Account Purchase Payment and Transfer Limits:

     1. Payments to the Regular Fixed Account are limited to 100% of each payment. (There are no limits on payments to the Regular Fixed Account if the payment is used to establish automated transfers under a dollar cost averaging arrangement, unless this exception is terminated on a nondiscriminatory basis with notification.)

     2. Transfers to the Regular Fixed Account are limited to transfer amounts which result in the Regular Fixed Account Contract Value (after the transfer) being no more than 100% of the total Contract Value. (There are no limits on transfers to the Regular Fixed Account if the transfer is used to establish automated transfers under a dollar cost averaging arrangement, unless this exception is terminated on a nondiscriminatory basis with notification.)

     3. Transfers from the Regular Fixed Account (including automated transfers under a dollar cost averaging arrangement) are limited to the greater of:

               a.   $10,000; or

               b. 30% of the Regular Fixed Account Contract Value at the beginning of the contract year. All purchase payments and any purchase payment credits received into the Regular Fixed Account prior to Your transfer request are considered Your beginning of contract year value during the first contract year.


                                    Page 3.3

                                  CONTRACT DATA

          Deferred Annuity Contract: RIVERSOURCE(R) INNOVATIONS SELECT

Contract Number:   9920-SAMPLE   Contract Date:             October 1, 2009
Annuitant:         John Doe      Annuitization Start Date:  October 1, 2069
Contract Owner:    John Doe      Age at Issue:              35

Application Signed State/Contract Delivery State: state

State Insurance Department: 800-ZZZ-ZZZZ

Initial Purchase Payment: $25,000   Contract Type: Non-Qualified

Scheduled Purchase Payment:
   Annual Amount:                             NA
Maximum Purchase Payments Permitted:
   1st Contract Year and Total:
      -   Under age 86:                       $1,000,000
      -   Age 86 or older and under age 91:   $        0
      -   Age 91 or older:                    $        0

   Each Contract Year thereafter:
      -   Under age 86:                       $  100,000
      -   Age 86 or older and under age 91:   $        0
      -   Age 91 or older:                    $        0
Minimum Additional Purchase Payment:          $      100
Minimum Purchase Payment or Transfer Amount
   to any Guarantee Period Account:           $    1,000

Upon issuance of this contract your purchase payments have been scheduled to be paid and applied to the Fixed Account, Guarantee Period Accounts and variable subaccounts investing in funds as shown below. You may change the amount, frequency and allocations as provided in this contract. Refer to the Purchase Payments provision.

                                                       Payment
                                                     Allocation
Allocation                                           Percentage
----------                                           ----------
FIXED ACCOUNT
Regular Fixed Account                                   ___%
6-month Special DCA Fixed Account                       ___%
12-month Special DCA Fixed Account                      ___%
GUARANTEE PERIOD ACCOUNTS (GPA)
1 Year Guarantee Period Account                         ___%
2 Year Guarantee Period Account                         ___%
3 Year Guarantee Period Account                         ___%
4 Year Guarantee Period Account                         ___%
5 Year Guarantee Period Account                         ___%
6 Year Guarantee Period Account                         ___%
7 Year Guarantee Period Account                         ___%
8 Year Guarantee Period Account                         ___%
9 Year Guarantee Period Account                         ___%
10 Year Guarantee Period Account                        ___%

                                                       Payment
                                                     Allocation
Allocation                                           Percentage
----------                                           ----------
AIM V.I.
Capital Appreciation Fund, Series II Shares             ___%
Capital Development Fund, Series II Shares              ___%
Global Health Care Fund, Series II Shares               ___%
International Growth Fund, Series II Shares             ___%
ALLIANCEBERNSTEIN VPS
Global Thematic Growth Portfolio (Class B)              ___%
Growth and Income Portfolio (Class B)                   ___%
International Value Portfolio (Class B)                 ___%
AMERICAN CENTURY VP
Mid Cap Value, Class II                                 ___%
Ultra(R), Class II                                      ___%
Value, Class II                                         ___%

411265-DPIN10                                                         A(10/2009)


                                    Page 3.0

Contract Number: 9920-SAMPLE                      Contract Date: October 1, 2009

                                                       Payment
                                                     Allocation
Allocation                                           Percentage
----------                                           ----------
COLUMBIA
High Yield Fund, Variable Series, Class B               ___%
Marsico Growth Fund, Variable Series, Class A           ___%
Marsico International Opportunities Fund, Variable
   Series, Class B                                      ___%
Small Cap Value Fund, Variable Series, Class B          ___%
CREDIT SUISSE TRUST -
Commodity Return Strategy Portfolio                     ___%
DREYFUS
VIF International Equity Portfolio, Service Shares      ___%
VIF International Value Portfolio, Service Shares       ___%
EATON VANCE VT
Floating-Rate Income Fund                               ___%
FIDELITY(R) VIP
Contrafund(R) Portfolio Service Class 2                 ___%
Investment Grade Bond Portfolio Service Class 2         ___%
Mid Cap Portfolio Service Class 2                       ___%
Overseas Portfolio Service Class 2                      ___%
FRANKLIN TEMPLETON VIP TRUST
Franklin Income Securities Fund - Class 2               ___%
Templeton Global Income Securities Fund - Class 2       ___%
Templeton Growth Securities Fund - Class 2              ___%
GOLDMAN SACHS VIT
Mid Cap Value Fund - Institutional Shares               ___%
Structured U.S. Equity Fund - Institutional Shares      ___%
JANUS ASPEN SERIES
Large Cap Growth Portfolio:  Service Shares             ___%
LEGG MASON PARTNERS VARIABLE
Small Cap Growth Portfolio, Class I                     ___%
MFS(R)
Total Return Series - Service Class                     ___%
Utilities Series - Service Class                        ___%

                                                       Payment
                                                     Allocation
Allocation                                           Percentage
----------                                           ----------
OPPENHEIMER
Capital Appreciation Fund/VA, Service Shares            ___%
Global Securities Fund/VA, Service Shares               ___%
Main Street Small Cap Fund/VA, Service Shares           ___%
Strategic Bond Fund/VA, Service Shares                  ___%
PIMCO VIT
All Asset Portfolio, Advisor Share Class                ___%
RIVERSOURCE VARIABLE SERIES TRUST
   RIVERSOURCE PARTNERS VP
      Fundamental Value Fund                            ___%
      Select Value Fund                                 ___%
      Small Cap Value Fund                              ___%
   RIVERSOURCE VP
      Cash Management Fund                              ___%
      Diversified Bond Fund                             ___%
      Diversified Equity Income Fund                    ___%
      Dynamic Equity Fund                               ___%
      Global Inflation Protected Securities Fund        ___%
      High Yield Bond Fund                              ___%
      Income Opportunities Fund                         ___%
      Mid Cap Value Fund                                ___%
      S&P 500 Index Fund                                ___%
      Short Duration U.S. Government Fund               ___%
   SELIGMAN VP
      Growth Fund                                       ___%
   THREADNEEDLE VP
      Emerging Markets Fund                             ___%
      International Opportunity Fund                    ___%
VAN KAMPEN LIT
Comstock Portfolio Class II Shares                      ___%
VAN KAMPEN UIF
Global Real Estate Portfolio, Class II Shares           ___%
Mid Cap Growth Portfolio, Class II Shares               ___%
WANGER
International                                           ___%
USA                                                     ___%

Asset Allocation Program Investment Selection: Portfolio Navigator Moderate
Model


                                    Page 3.1

Contract Number: 9920-SAMPLE                      Contract Date: October 1, 2009

Fixed Account Minimum Interest Rate: X%

     Any purchase payments and purchase payment credits allocated to the Regular Fixed Account on the Contract Date will earn interest, for the first year, at the annual effective rate of 3.5%. New rates may be declared from time to time.

     Any purchase payments and purchase payment credits allocated to the 6-Month Special DCA fixed account on the Contract Date will earn interest at the annual effective rate of 3.5%. New rates may be declared from time to time.

     Any purchase payments and purchase payment credits allocated to the 12-Month Special DCA fixed account on the Contract Date will earn interest at the annual effective rate of 3.5%. New rates may be declared from time to time.

MVA Risk Factor: 0.001

     See Guarantee Period Accounts endorsement, MVA formula.

CV Waiver Percentage: 10%

     See the definition of "total free amount" in the Surrender Charge provision.

Hospitalization/Nursing Home Waiver Benefit Age: 75

     See Waiver of Surrender Charges upon Hospital or Nursing Home Confinement provision.

TI Waiver Benefit Age: 100

     See Waiver of Surrender Charges upon Terminal Illness Disability Diagnosis provision.

ROPP Benefit Age: 100*

     See Payments to Beneficiaries provision.

*    In the event of a "covered life change," then the ROPP Benefit Age is age
     85.

Schedule of Surrender Charges: If you surrender all or a portion of this contract, a surrender charge may apply. A surrender charge applies if all or part of the Contract Value surrendered is from payments received during the ten years before surrender.

Number of Completed Years from      Surrender Charge Percentage
 Date of Each Purchase Payment   Applied to Each Purchase Payment
------------------------------   --------------------------------
               0                              8.0%
               1                              8.0%
               2                              8.0%
               3                              7.0%
               4                              6.0%
               5                              5.0%
               6                              4.0%
               7                              3.0%
               8                              2.0%
               9                              1.0%
               10 +                           0.0%

You may surrender the greater of (1) your prior contract anniversary Contract Value multiplied by the CV Waiver Percentage shown above or (2) contract earnings each contract year without incurring a surrender charge. Refer to the Surrender Provisions.


                                    Page 3.2

Contract Number: 9920-SAMPLE                      Contract Date: October 1, 2009

Annual Mortality and Expense Risk Fee:

     Base Fee   +   Optional Death Benefit Rider Fee   = Total M&E Fee
        .85%    +                  0%                  = .85% of the daily net
                                                         asset value

Annual Variable Account Administrative Charge: 0.15% of the daily net asset value

Contract Administrative Charge:

     Initial Annual Charge                                                   $40

          We reserve the right to adjust this charge after the first contract anniversary, but the charge will never exceed $50.

     Initial Annual Charge if contract value equals or exceeds $50,000       $ 0

          We reserve the right to charge up to $20 after the first contract anniversary. See Contract Administrative Charge provision.

Regular Fixed Account Purchase Payment and Transfer Limits:

     1. Payments to the Regular Fixed Account are limited to 100% of each payment. (There are no limits on payments to the Regular Fixed Account if the payment is used to establish automated transfers under a dollar cost averaging arrangement, unless this exception is terminated on a nondiscriminatory basis with notification.)

     2. Transfers to the Regular Fixed Account are limited to transfer amounts which result in the Regular Fixed Account Contract Value (after the transfer) being no more than 100% of the total Contract Value. (There are no limits on transfers to the Regular Fixed Account if the transfer is used to establish automated transfers under a dollar cost averaging arrangement, unless this exception is terminated on a nondiscriminatory basis with notification.)

     3. Transfers from the Regular Fixed Account (including automated transfers under a dollar cost averaging arrangement) are limited to the greater of:

               a.   $10,000; or

               b. 30% of the Regular Fixed Account Contract Value at the beginning of the contract year. All purchase payments and any purchase payment credits received into the Regular Fixed Account prior to Your transfer request are considered Your beginning of contract year value during the first contract year.


                                    Page 3.3

                                  CONTRACT DATA

          Deferred Annuity Contract: RIVERSOURCE(R) INNOVATIONS SELECT

Contract Number:   9920-SAMPLE   Contract Date:              October 1, 2009
Annuitant:         John Doe      Annuitization Start Date:   October 1, 2069
Contract Owner:    John Doe      Age at Issue:               35

Application Signed State/Contract Delivery State: state

State Insurance Department: 800-ZZZ-ZZZZ

Initial Purchase Payment: $25,000   Contract Type: Non-Qualified

Scheduled Purchase Payment:
   Annual Amount:                             NA
Maximum Purchase Payments Permitted:
   1st Contract Year and Total:
      -   Under age 86:                       $1,000,000
      -   Age 86 or older and under age 91:   $        0
      -   Age 91 or older:                    $        0
   Each Contract Year thereafter:
      -   Under age 86:                       $  100,000
      -   Age 86 or older and under age 91:   $        0
      -   Age 91 or older:                    $        0
Minimum Additional Purchase Payment:          $      100
Minimum Purchase Payment or Transfer Amount
   to any Guarantee Period Account:           $    1,000

Upon issuance of this contract your purchase payments have been scheduled to be paid and applied to the Fixed Account, Guarantee Period Accounts and variable subaccounts investing in funds as shown below. You may change the amount, frequency and allocations as provided in this contract. Refer to the Purchase Payments provision.

                                                       Payment
                                                     Allocation
Allocation                                           Percentage
----------                                           ----------
FIXED ACCOUNT
Regular Fixed Account                                   ___%
6-month Special DCA Fixed Account                       ___%
12-month Special DCA Fixed Account                      ___%
GUARANTEE PERIOD ACCOUNTS (GPA)
1 Year Guarantee Period Account                         ___%
2 Year Guarantee Period Account                         ___%
3 Year Guarantee Period Account                         ___%
4 Year Guarantee Period Account                         ___%
5 Year Guarantee Period Account                         ___%
6 Year Guarantee Period Account                         ___%
7 Year Guarantee Period Account                         ___%
8 Year Guarantee Period Account                         ___%
9 Year Guarantee Period Account                         ___%
10 Year Guarantee Period Account                        ___%
AIM V.I.
Capital Appreciation Fund, Series II Shares             ___%
Capital Development Fund, Series II Shares              ___%
Global Health Care Fund, Series II Shares               ___%
International Growth Fund, Series II Shares             ___%
ALLIANCEBERNSTEIN VPS
Global Thematic Growth Portfolio (Class B)              ___%
Growth and Income Portfolio (Class B)                   ___%
International Value Portfolio (Class B)                 ___%
AMERICAN CENTURY VP
Mid Cap Value, Class II                                 ___%
Ultra(R), Class II                                      ___%
Value, Class II                                         ___%

411265-DPIN7                                                          A(10/2009)


                                    Page 3.0

Contract Number: 9920-SAMPLE                      Contract Date: October 1, 2009

                                                       Payment
                                                     Allocation
Allocation                                           Percentage
----------                                           ----------
COLUMBIA
High Yield Fund, Variable Series, Class B               ___%
Marsico Growth Fund, Variable Series, Class A           ___%
Marsico International Opportunities Fund, Variable
   Series, Class B                                      ___%
Small Cap Value Fund, Variable Series, Class B          ___%
CREDIT SUISSE TRUST -
Commodity Return Strategy Portfolio                     ___%
DREYFUS
VIF International Equity Portfolio, Service Shares      ___%
VIF International Value Portfolio, Service Shares       ___%
EATON VANCE VT
Floating-Rate Income Fund                               ___%
FIDELITY(R) VIP
Contrafund(R) Portfolio Service Class 2                 ___%
Investment Grade Bond Portfolio Service Class 2         ___%
Mid Cap Portfolio Service Class 2                       ___%
Overseas Portfolio Service Class 2                      ___%
FRANKLIN TEMPLETON VIP TRUST
Franklin Income Securities Fund - Class 2               ___%
Templeton Global Income Securities Fund - Class 2       ___%
Templeton Growth Securities Fund - Class 2              ___%
GOLDMAN SACHS VIT
Mid Cap Value Fund - Institutional Shares               ___%
Structured U.S. Equity Fund - Institutional Shares      ___%
JANUS ASPEN SERIES
Large Cap Growth Portfolio:  Service Shares             ___%
LEGG MASON PARTNERS VARIABLE
Small Cap Growth Portfolio, Class I                     ___%
MFS(R)
Total Return Series - Service Class                     ___%
Utilities Series - Service Class                        ___%
OPPENHEIMER
Capital Appreciation Fund/VA, Service Shares            ___%
Global Securities Fund/VA, Service Shares               ___%
Main Street Small Cap Fund/VA, Service Shares           ___%
Strategic Bond Fund/VA, Service Shares                  ___%
PIMCO VIT
All Asset Portfolio, Advisor Share Class                ___%
RIVERSOURCE VARIABLE SERIES TRUST
   RIVERSOURCE PARTNERS VP
      Fundamental Value Fund                            ___%
      Select Value Fund                                 ___%
      Small Cap Value Fund                              ___%
   RIVERSOURCE VP
      Cash Management Fund                              ___%
      Diversified Bond Fund                             ___%
      Diversified Equity Income Fund                    ___%
      Dynamic Equity Fund                               ___%
      Global Inflation Protected Securities Fund        ___%
      High Yield Bond Fund                              ___%
      Income Opportunities Fund                         ___%
      Mid Cap Value Fund                                ___%
      S&P 500 Index Fund                                ___%
      Short Duration U.S. Government Fund               ___%
   SELIGMAN VP
      Growth Fund                                       ___%
   THREADNEEDLE VP
      Emerging Markets Fund                             ___%
      International Opportunity Fund                    ___%
VAN KAMPEN LIT
Comstock Portfolio Class II Shares                      ___%
VAN KAMPEN UIF
Global Real Estate Portfolio, Class II Shares           ___%
Mid Cap Growth Portfolio, Class II Shares               ___%
WANGER
International                                           ___%
USA                                                     ___%

Asset Allocation Program Investment Selection: Portfolio Navigator Moderate
Model


                                    Page 3.1

Contract Number: 9920-SAMPLE                      Contract Date: October 1, 2009

Fixed Account Minimum Interest Rate: X%

     Any purchase payments and purchase payment credits allocated to the Regular Fixed Account on the Contract Date will earn interest, for the first year, at the annual effective rate of 3.5%. New rates may be declared from time to time.

     Any purchase payments and purchase payment credits allocated to the 6-Month Special DCA fixed account on the Contract Date will earn interest at the annual effective rate of 3.5%. New rates may be declared from time to time.

     Any purchase payments and purchase payment credits allocated to the 12-Month Special DCA fixed account on the Contract Date will earn interest at the annual effective rate of 3.5%. New rates may be declared from time to time.

MVA Risk Factor: 0.001

     See Guarantee Period Accounts endorsement, MVA formula.

CV Waiver Percentage: 10%

     See the definition of "total free amount" in the Surrender Charge provision.

Hospitalization/Nursing Home Waiver Benefit Age: 75

     See Waiver of Surrender Charges upon Hospital or Nursing Home Confinement provision.

TI Waiver Benefit Age: 100

     See Waiver of Surrender Charges upon Terminal Illness Disability Diagnosis provision.

ROPP Benefit Age: 100*

     See Payments to Beneficiaries provision.

*    In the event of a "covered life change," then the ROPP Benefit Age is age
     85.

Schedule of Surrender Charges: If you surrender all or a portion of this contract, a surrender charge may apply. A surrender charge applies if all or part of the Contract Value surrendered is from payments received during the seven years before surrender.

Number of Completed Years from      Surrender Charge Percentage
 Date of Each Purchase Payment   Applied to Each Purchase Payment
 -----------------------------   --------------------------------
               0                              8.0%
               1                              8.0%
               2                              7.0%
               3                              7.0%
               4                              6.0%
               5                              5.0%
               6                              3.0%
               7 +                            0.0%

You may surrender the greater of (1) your prior contract anniversary Contract Value multiplied by the CV Waiver Percentage shown above or (2) contract earnings each contract year without incurring a surrender charge. Refer to the Surrender Provisions.

Annual Mortality and Expense Risk Fee:
   Base Fee   +   Optional Death Benefit Rider Fee   = Total M&E Fee
      1.05%   +                  0%                  = 1.05% of the daily net
                                                       asset value

Annual Variable Account Administrative Charge: 0.15% of the daily net asset value


                                    Page 3.2

Contract Number: 9920-SAMPLE                      Contract Date: October 1, 2009

Contract Administrative Charge:

     Initial Annual Charge                                                   $40

          We reserve the right to adjust this charge after the first contract anniversary, but the charge will never exceed $50.

     Initial Annual Charge if contract value equals or exceeds $50,000       $ 0

          We reserve the right to charge up to $20 after the first contract anniversary. See Contract Administrative Charge provision.

Regular Fixed Account Purchase Payment and Transfer Limits:

     1. Payments to the Regular Fixed Account are limited to 100% of each payment. (There are no limits on payments to the Regular Fixed Account if the payment is used to establish automated transfers under a dollar cost averaging arrangement, unless this exception is terminated on a nondiscriminatory basis with notification.)

     2. Transfers to the Regular Fixed Account are limited to transfer amounts which result in the Regular Fixed Account Contract Value (after the transfer) being no more than 100% of the total Contract Value. (There are no limits on transfers to the Regular Fixed Account if the transfer is used to establish automated transfers under a dollar cost averaging arrangement, unless this exception is terminated on a nondiscriminatory basis with notification.)

     3. Transfers from the Regular Fixed Account (including automated transfers under a dollar cost averaging arrangement) are limited to the greater of:

               a.   $10,000; or

               b. 30% of the Regular Fixed Account Contract Value at the beginning of the contract year. All purchase payments and any purchase payment credits received into the Regular Fixed Account prior to Your transfer request are considered Your beginning of contract year value during the first contract year.


                                    Page 3.3